Exhibit 99.2 Dycom Q1 2020 Results May 21, 2019

Participants Agenda Steven E. Nielsen • Q1 2020 Overview President & Chief Executive Officer • Industry Update Timothy R. Estes Chief Operating Officer • Financial & Operational Highlights H. Andrew DeFerrari Chief Financial Officer • Outlook Richard B. Vilsoet • Conclusion Chief Legal Officer • Q&A 2

Important Information Caution Concerning Forward-Looking Statements This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward- looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2019 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP measures and a reconciliation of those measures to the most directly comparable GAAP measures are provided in the Company’s Form 8-K filed with the SEC on May 21, 2019 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Contract Revenues Q1 2020 Overview Contract revenues Strong organic revenue growth of 15.8% $4.7 million from storm restoration services for Q1 2020, compared to $14.8 million for Q1 2019 $6.1 million of contract revenues for Q1 2020 from a previously acquired business, compared to $5.8 million for Q1 2019 Operating performance Non-GAAP Adjusted Non-GAAP Adjusted EBITDA of $73.6 million, or 8.8% of contract revenues, for Q1 2020, compared to $73.7 million, or 10.1% of contract revenues, for Q1 2019 Diluted EPS Non-GAAP Adjusted Diluted EPS of $0.53 per share for Q1 2020, compared to $0.65 per share for Q1 2019 Liquidity Ample liquidity of $358.9 million at the end of Q1 2020 consisting of availability under Senior Credit Facility and cash on hand No outstanding revolver borrowings at the end of Q1 2020 4

Industry Update Industry increasing network bandwidth dramatically Major industry participants deploying significant 1 gigabit wireline networks Emerging wireless technologies are driving significant wireline deployments Wireline deployments necessary to facilitate expected decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency applications Industry effort required to deploy these converged networks continues to meaningfully broaden our set of opportunities Dycom’s competitively unparalleled scale and financial strength position it well to deliver valuable services to its customers Currently providing services for 1 gigabit full deployments and converged wireless/wireline multi-use network deployments across the country in more than a dozen metropolitan areas to several customers Customers are pursuing multi-year initiatives that are being planned and managed on a market by market basis Dycom’s ability to provide integrated planning, engineering and design, procurement and construction and maintenance services is of particular value to several industry participants 5

Contract Revenues Non-GAAP Organic Growth (Decline) %1 Top 5 Customers Q1 2020 Organic growth: Q1 2020 Organic growth with the following customers: 15.8% 19.4% 3.0% 28.7% 47.2% 17.8% 38.0% Total Customers Top 5 Customers All Other Customers AT&T Verizon CenturyLink Windstream Top 5 customers represented 80.4% and 78.8% of contract revenues in Q1 2020 and Q1 2019, respectively 6

Backlog and Awards Backlog3 Employee Headcount Selected Q1 2020 Awards and Extensions: Customer Description Area Term (years) AT&T Construction Services California, Ohio, Kentucky, South Carolina, Georgia 3 Comcast Fulfillment Services Pennsylvania, New Jersey 1 Charter Fulfillment Services Nationwide 1 Construction Services California, Michigan 1-2 Various Locating Services Maryland, Washington DC, Virginia, South Carolina 3-6 7 Rural Fiber Services Wisconsin, Illinois, Kentucky 1-2

Financial Highlights As % of Contract Revenues Revenues of $833.7 million in Q1 2020 increased organically 15.8% from the comparable prior period Recognized a $8.2 million pre-tax charge for estimated warranty costs for work performed for a customer in prior periods Recognized a $10.3 million pre-tax recovery of previously reserved accounts receivable and contract assets for a customer that filed a voluntary petition for reorganization during February 2019 8

Liquidity Overview $ Millions January 26, 2019 April 27, 2019 $ Millions Q1 2019 Q1 2020 Cash and equivalents $ 128.3 $ 33.6 Cash Flow Summary Cash provided by operating activities $ 24.6 $ (56.1) Senior Credit Facility, matures Oct 2023:4 Capital expenditures, net of disposals $ (26.5) $ (38.4) Revolving Facility $ - $ - Cash paid for acquisitions $ (20.9) $ - Term Loan Facilities 450.0 450.0 Payments on Senior Credit Facility $ (4.8) $ - 0.75% Convertible Senior Notes, mature Sept 2021: Share repurchases $ - $ - Notional Value 485.0 485.0 Other financing & investing activities, net $ 1.6 $ (0.7) Total Notional Amount of Debt $ 935.0 $ 935.0 Net Debt (Notional Debt less Cash) $ 806.7 $ 901.4 Total Days Sales Outstanding ("DSO")7 92 108 Total Notional Amount of Debt (see above) $ 935.0 $ 935.0 Unamortized debt discount and debt fees on 0.75% Convertible Senior Notes (61.8) (56.4) Debt, net of debt discount and fees $ 873.2 $ 878.6 Availability on Revolving Facility5 $ 412.9 $ 325.4 Total Liquidity6 $ 463.1 $ 358.9 Balance sheet reflects the strength of our business Cash on hand used to support organic growth and capital expenditures during Q1 2020 Liquidity of $358.9 million at April 27, 2019 consisting of availability under Senior Credit Facility and cash on hand6 DSO increase attributable to growth on large customer program 9

Outlook for Quarter Ending July 27, 2019 (Q2 2020) $ MillionsQ1 (except2020 per Outlook share amounts) Other Expectations Outlook Outlook Q2 2019 Q2 2020 Q2 2019 Q2 2020 Contract revenues $799.5 $835 - $885 Depreciation $39.0 $41.1 - $41.9 GAAP Diluted Earnings per Common Share $0.94 $0.59 - $0.81 Amortization $5.8 $5.3 Share-based compensation $6.0 $3.2 - $3.7 (Included in General & Administrative Expense) Non-GAAP Adjusted Diluted Earnings per $1.05 $0.70 - $0.92 Non-GAAP Adjusted Interest expense $5.7 $7.7 - $7.8 Common Share (Excludes non-cash amortization of debt discount of $4.8 for Q2 2019 & expectation of $5.0 for Q2 2020) Non-GAAP Adjusted EBITDA % 12.2% Non-GAAP Other income, net $4.2 $2.3 - $2.9 of contract revenues Adjusted (Includes Gain on sales of fixed assets of $4.9 for Q2 2019 EBITDA % and expectation of $3.7 - $4.3 for Q2 2020) decreases from Non-GAAP Adjusted Effective Income Tax Rate 27.8% 27.5% Q2 2019 (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million 10

Looking Ahead to the Quarter Ending October 26, 2019 (Q3 2020) $ MillionsQ1 (except2020 per Outlook share amounts) Other Expectations Outlook Outlook Q3 2019 Q3 2020 Q3 2019 Q3 2020 Contract revenues $848.2 Total revenue Depreciation $39.8 $41.7 - $42.5 growth % of Amortization $5.8 $5.3 low- to mid- single digit as Share-based compensation $7.4 $3.5 - $4.0 a % of revenue (Included in General & Administrative Expense) compared to Non-GAAP Adjusted Interest expense $6.5 $7.8 - $7.9 Q3 2019 (Excludes non-cash amortization of debt discount of $4.8 for Q3 2019 & expectation of $5.1 for Q3 2020) Non-GAAP Adjusted EBITDA % 11.6% Non-GAAP Other income, net $2.8 $0.8 - $1.4 of contract revenues Adjusted (Includes Gain on sales of fixed assets of $3.9 for Q3 2019 EBITDA % and expectation of $2.1 - $2.7 for Q3 2020) decreases from Non-GAAP Adjusted Effective Income Tax Rate 27.3% 27.5% Q3 2019 (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million 11

Conclusion Firm and strengthening end market opportunities Fiber deployments in contemplation of emerging wireless technologies are underway in many regions of the country Wireless construction activity in support of expanded coverage and capacity has begun to accelerate through the deployment of enhanced macro cells and new small cells Telephone companies are deploying FTTH to enable 1 gigabit high speed connections Cable operators are deploying fiber to small and medium businesses and enterprises. Fiber deep deployments and new build opportunities are underway. Dramatically increased speeds to consumers are being provisioned Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of Dycom’s maintenance and operations business Dycom is increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services Encouraged that Dycom’s major customers are committed to multi-year capital spending initiatives 12

Notes 1) Organic growth (decline) % adjusted for revenues from acquired businesses and storm restoration services, when applicable. 2) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018 3) Our backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding twelve-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, we also consider the anticipated scope of the contract and information received from the customer in the procurement process. A significant majority of our backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. 4) The Company had $52.3 million and $48.6 million of standby letters of credit outstanding under the Senior Credit Facility at April 27, 2019 and January 26, 2019, respectively. 5) As of January 26, 2019, Availability on Revolving Facility includes $78.1 million representing the incremental amount of eligible cash and equivalents above $50 million as permitted by the Company’s Senior Credit Facility. As of April 27, 2019, there was no incremental amount included as Cash and equivalents were less than $50 million. 6) As of January 26, 2019, Total Liquidity represents the sum of the Availability on Revolving Facility, the $50 million threshold amount of cash and equivalents referred to in footnote five above and other available cash and equivalents. As of April 27, 2019, Total Liquidity represents the sum of the Availability on Revolving Facility and cash and equivalents. 7) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities (formerly referred to as billings in excess of costs and estimated earnings) divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 13